BANK ONE AUTO SECURITIZATION TRUST 2003-1

ASSET BACKED NOTES

TERMS AGREEMENT

Dated:  October 1, 2003

To:	BANK ONE AUTO SECURITIZATION LLC BANK ONE, NATIONAL ASSOCIATION

Re:	Underwriting Agreement dated October 1, 2003

Underwriters:

The Underwriters named on Schedule I attached hereto are the “Underwriters” for the purpose of this Agreement and for the purposes of the above referenced Underwriting Agreement as such Underwriting Agreement is incorporated herein and made a part hereof.

Trust: Bank One Auto Securitization Trust 2003-1.

Terms of the Notes:

	Initial Principal
Class	Amount	Interest Rate	Price to Public

Class A-1	$149,000,000	1.10%	100.000000%

Class A-2	$245,000,000	1.29%	99.988585%

Class A-3	$151,000,000	1.82%	99.995965%

Class A-4	$160,670,000	2.43%	99.971635%

Class B	$18,329,000	2.10%	99.992338%
Total	$723,999,000		$723,917,961.99

Cutoff Date: August 29, 2003.

Closing Date: October 14, 2003.

Distribution Dates: On the 20th of each month, or if the 20th day is not a Business Day, the next Business Day, commencing in October 2003.

Note Ratings:

Class	Moody’s	Standard & Poor’s

Class A-1	Prime-1	A-1+

Class A-2	Aaa	AAA

Class A-3	Aaa	AAA

Class A-4	Aaa	AAA

Class B	A3	A+

Indenture:  The Indenture, dated as of August 29, 2003, between the Trust and JPMorgan Chase Bank, as Indenture Trustee.

Trust Agreement:  The Trust Agreement, dated as of August 29, 2003, between Bank One Auto Securitization LLC, as Depositor, and Wilmington Trust Company, as Owner Trustee.

Sale and Servicing Agreement:  The Sale and Servicing Agreement, dated as of August 29, 2003, among the Trust, Bank One Auto Securitization LLC, as Seller, Bank One, National Association, as Servicer and JPMorgan Chase Bank, as Indenture Trustee.

Administration Agreement:  The Administration Agreement, dated as of August 29, 2003, among the Trust, Bank One, National Association, as Administrator, and JPMorgan Chase Bank, as Indenture Trustee.

Purchase Agreement:  The Purchase Agreement, dated as of August 29, 2003, between Bank One, National Association, as Transferor, and Bank One Auto Securitization LLC, as Purchaser.

Purchase Price:

The purchase price payable by the Underwriters for the Notes covered by this Agreement will be as set forth below:

Class	Purchase Price Percentage	Dollar Amount

Class A-1	99.910%	$148,865,900.00

Class A-2	99.870%	$244,681,500.00

Class A-3	99.815%	$150,720,650.00

Class A-4	99.765%	$160,292,425.50

Class B	99.720%	$18,277,678.80
Total Purchase Price:		$722,838,154.30

Registration Statement Number:  333-107580.

Underwriter’s Information:

The information furnished by the Underwriters through the Representative for purposes of Section 9(b) of the Underwriting Agreement consists of the information set forth in the third, fourth and fifth paragraphs under the heading “Underwriting” in the Prospectus Supplement.

Location of Closing:  McKee Nelson LLP, 5 Times Square, 35th Floor, New York, New York 10036.

Payment for the Notes:

The Underwriters agree, severally and not jointly, subject to the terms and provisions of the above-referenced Underwriting Agreement which is incorporated herein in its entirety and made a part hereof, to purchase the respective principal amounts of the above-referenced Notes set forth opposite their names on Schedule I hereto.

The Underwriters agree, severally and not jointly, subject to the terms and provisions of the above referenced Underwriting Agreement which is incorporated herein in its entirety and made a part hereof, to purchase the respective principal amounts of the above referenced Notes set forth opposite their names on Schedule I hereto.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicate hereof, whereupon it will become a binding agreement among the Bank, the Seller and the Underwriters in accordance with its terms.

BANC ONE CAPITAL MARKETS, INC.

As Representative of the Underwriters named in Schedule I hereto

By: /s/ Jeffrey J. Orr
Name: Jeffrey J. Orr Title: Managing Director

Accepted:

BANK ONE AUTO SECURITIZATION LLC

By: /s/ Stephen Etherington
Name: Stephen Etherington Title: Vice President

BANK ONE, NATIONAL ASSOCIATION

By: /s/ Stephen Etherington
Name: Stephen Etherington Title: Senior Vice President

SCHEDULE I

UNDERWRITERS

	Class A-1	Class A-2	Class A-3	Class A-4	Class B
	Principal	Principal	Principal	Principal	Principal
Underwriters	Amount	Amount	Amount	Amount	Amount
Banc One Capital Markets, Inc.	$77,480,000	$127,400,000	$78,520,000	$83,548,400	$18,329,000
Citigroup Global Markets Inc.	$23,840,000	$39,200,000	$24,160,000	$25,707,200	$0
Credit Suisse First Boston LLC	$23,840,000	$39,200,000	$24,160,000	$25,707,200	$0
J.P. Morgan Securities Inc.	$23,840,000	$39,200,000	$24,160,000	$25,707,200	$0
Total:	$149,000,000	$245,000,000	$151,000,000	$160,670,000	$18,329,000